SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 17, 2001

Commission File Number: 333-34686

PR SPECIALISTS, INC.
(Exact name of registrant as specified in charter)

95-4792965
(IRS Employer I.D. No.)

DELAWARE
(State of or other jurisdiction of
incorporation or organization)

6041 Pomegranate Lane
Woodland Hills, California 91367
(Address of Principal Executive Offices)

(818)-992-7999
(Registrant's Telephone Number, Including Area Code)

Item 2. Acquisition or Disposition of Assets

On September 14, 2001, PR Specialists, Inc. signed an agreement with Communicate.com to lease, with an option to purchase, the Internet domain name Boxing.com. A copy of the Agreement is Exhibit 2.1 to this Report.

Pursuant to the Agreement, on September 14, 2001, PR Specialists acquired a twelve-month lease to the Internet domain name Boxing.com. The lease price was $55,000, where $25,000 was paid at closing and $30,000 shall be paid on March 14, 2001.

PR Specialists has also been granted the option to purchase the Internet domain name Boxing.com from Communicate.com for total additional consideration of $525,000 payable in cash, or at the option of Communicate.com, to be paid for with shares. In the event that PR Specialists exercises its right to purchase the Internet domain name, it shall pay $250,000 within 45 days after September 14, 2002, and an additional $275,000 within 45 days of March 14, 2003. In the event that PR Specialists exercises its right to purchase the Internet domain name and Communicate.com elects to be paid with common shares, PR Specialists shall issue 250,000 shares within 45 days after September 14, 2002, plus 275,000 shares within 45 days of March 14, 2003.

In evaluating the lease, with an option to purchase, the Internet domain name Boxing.com, PR Specialists used criteria such as the expected value of the highly memorable name, current web site traffic and anticipated operations based on such name. PR Specialists determined that the consideration for the transaction was reasonable.

There is no relationship between PR Specialists, Inc. and Communicate.com or any of its affiliates, officers, directors or shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PR Specialists, Inc.

By /s/ Bryan Eggers
Bryan Eggers
President

Date: September 17, 2001

INDEX TO EXHIBITS

(2) PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION ON SUCCESSION

2.1 LEASE PURCHASE AGREEMENT

LEASE PURCHASE AGREEMENT

This lease purchase agreement is made as of this 14th day of September, 2001 by and between PR Specialists, Inc., a Delaware corporation with a principal place of business at 6041 Pomegranate Lane, Woodland Hills, California 91367, (the “Lessee”), and Communicate.com Inc., an Alberta corporation with a principal place of business at 1090 West Georgia Street, Suite #1300, Vancouver, British Columbia, Canada, V6E 3V7 (the “Lessor”).

Factual Background
The parties acknowledge that the agreement set forth below is premised upon the following mutual understanding:
A. The Lessor is the owner of the internet domain name “Boxing.com” (the “Domain Name”).
B. Lessee desires to lease the Domain Name from the Lessor for twelve months in accordance with the terms and conditions set forth herein. The Lessee will operate a variety of business lines at the Domain Name.
C. The Lessor may exercise an option to purchase the Domain Name in accordance with the terms and conditions set forth herein.

Terms of Agreement
In consideration of the mutual promises and obligations set forth below, the parties agree that:
1. Currency. All references to dollars are to United States dollars unless otherwise indicated.
2. Initial Deposit. The Lessor has accepted $10,000 from the Lessee on September 10, 2001 and agreed, until October 7, 2001, not to offer to sell, license, lease or take any other action which may limit or prevent the transaction described herein, unless both parties agree to terminate further discussions.
3. Lease Term. The lease period shall be for twelve months commencing at the date of this agreement.
4. Lease Payment. Upon execution of this agreement, the Lessee shall pay a. $25,000.00, less the Initial Deposit received by the Lessor (the “Initial Lease Payment”); and b. upon the six month anniversary of the signing of this agreement, $30,000.00.
5. Option to Purchase. Upon the Lessor receiving the lease payments as contemplated in paragraph 4, the Lessee shall be given the option to purchase the Domain Name upon the twelfth-month anniversary of the signing of this agreement.
6. Optioned Purchase Price. The Lessee may exercise its option to purchase the Domain Name by paying in the form of a certified check, bank check or wire transfer: a. $250,000 within 45 calendar days of the twelfth-month anniversary date of this agreement; and by b. $275,000 within 45 calendar days of the eighteenth-month anniversary date of this agreement.
7. Lessor Share Exchange Option. Whereupon the Lessee elect to exercise its Option to Purchase as described in paragraph 5, the Lessor may elect to:
a. exchange the purchase price set out in Paragraph 6(a) for 250,000 common shares of PLTS, a Nasdaq OTCBB-listed company; and
b. exchange the purchase price set out in Paragraph 6(b) for 275,000 common shares of PLTS.
8. Assets to be Transferred by the Lessor. In exchange for the purchase price and other agreements described below, the Lessor will transfer to the Lessee by warranty bill of sale and assignment, free and clear of all liens, encumbrances and other rights or restrictions, all of the following assets (collectively the “Assets”):
a. All right, title and interest of the Lessor in the domain name “Boxing.com” (the Domain Name”)
b. All right, title and interest that the Lessor may have in the trade name “Boxing.com” and all logos and other marks associated with the trade name (the “Trade Names”)
9. Closing. The parties will agree on a Closing date. On the Closing date, each of the parties will sign all of the documents required to complete this agreement.
10. Website Rights. Lessee is responsible for developing, hosting and launching a fully functional and operational e-commerce web site residing at the Web Site within 60 days of Closing.
11. Conditions Precedent to Lessee’s Obligations. The obligations of the Lessee to complete this agreement are expressly subject to the following conditions:
a. All of the Lessor’s representations and warranties given in this Agreement must be true, complete and accurate as of the date of the Closing.
b. The Lessor must have obtained all necessary consents or waivers to the assignment of the Contracts to the Lessee.
12. Conditions Precedent to Lessor’s Obligations. The obligations of the Lessor to complete this agreement are expressly subject to the following conditions:
a. The Lessee must have delivered to the Lessor the Initial Lease Payment, and
b. All representations and warranties of the Lessee set forth in this Agreement must be true, complete and accurate as of the date of the Closing.
13. Representations and Warranties of the Lessor. As a material inducement to the Lessee to purchase the Assets as contemplated by this agreement, the Lessor represents and warrants to the Lessee that:
a. The Lessor is duly organized, validly existing and in good standing under the laws of the Province of Alberta, and has the power under its articles of incorporation and bylaws to transfer the Assets and enter into and perform this Agreement.
b. The execution, delivery and performance of this agreement have been validly authorized by appropriate corporation action, the authorization is effective, and no other corporate authorization is necessary for the Lessor to properly complete the transactions contemplated in this agreement.
c. On the date of the Closing the Lessor will have good and marketable title to the Assets, free and clear of liens, encumbrances and rights of others.
d. The Lessor has properly registered the Domain Name without committing fraud or misrepresentation, has not received any claim from a third party that the use of Domain Name violates the rights of the third party, has not used the Domain Name for any illegal purpose.
e. The use of the Domain Name does not infringe the rights of any third party in any jurisdiction.
f. No legal actions, suits, or other legal or administrative proceedings are pending or, to the best of the Lessor’s knowledge, threatened against the Lessor in regard to the Assets, and the Lessor is not aware of any facts that might result in any any action, suit or proceeding.
g. The Lessor possesses all license, trademark, service mark, trade name and any and all other proprietary rights in the Assets, and the Lessee’s ownership and use of them will not infringe upon any intellectual property right, trademark, service mark, trade name, or other proprietary rights of any third party.
h. There are no existing and uncured breaches, violations or defaults under the Contracts, or conditions that, with the passage of time or giving of notice, would constitute a default under the Contracts, and each Contract is valid, assignable to the Lessee, and enforceable in accordance with its terms.

i. No representation or warranty made by Lessor in this Agreement or in any statement or certificate furnished to Lessee under this agreement or in connection with it, contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained not misleading.
j. These representations and warranties of the Lessor are made as of the execution of this agreement and are deemed to be made again at the time of the Closing and survive the Closing.
14. Representations and Warranties of the Lessee. As a material inducement to the Lessor to sell the Assets as contemplated by this Agreement, the Lessee represents and warrants to the Lessor that:
a. The Lessee is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power under its articles of incorporation and bylaws to enter into and perform this Agreement.
b. The execution, delivery and performance of this agreement have been authorized by appropriate corporate action, the authorization is effective, and no other corporate authorization is necessary for the Lessee to properly complete the transactions contemplated in this agreement.
c. No representation or warranty made by Lessee in this Agreement or in any statement or certificate furnished or to be furnished to Lessor pursuant hereto or in connection herewith, contains or shall contain any untrue statement of material fact or omits or shall omit to state a material fact necessary to make the statements contained therein not misleading.
d. The representations and warranties of the Lessee set forth above are made upon the execution of this Agreement and shall be deemed to be made again at the time of the Closing, and such representations and warranties shall survive the date of the Closing.
15. Indemnification.
a. Indemnification by Lessor. Lessor will defend and indemnify Lessee, its directors, officers, employees and agents and to hold each of them harmless from and against all claims, demands, damages, losses, liabilities, suits and expenses (including reasonable attorneys' fees) arising out of or in connection with (a) Lessee’s use of the Domain Names, as authorized in this agreement or (b) Lessor’s breach or alleged breach of any of its representations, warranties or agreements made by it under this agreement.
b. Indemnification by Lessee. Lessee will defend and indemnify Lessor, its directors, officers, employees and agents and hold each of them harmless from all claims, demands, damages, losses, liabilities, suits and expenses (including reasonable attorneys' fees) arising out of or in connection with
i. Lessee’s use of the Web Site, except for any claims relating to Lessee’s use of the Domain Names as authorized in this Agreement,
ii. Lessee’s infringement of the trade marks, copyrights or other intellectual property rights of any person, firm or corporation, or
iii. Lessee’s breach or alleged breach of any of its representations, warranties or agreements made by it hereunder, unless such breach of alleged breach is caused by Lessor’s breach of any of its representations, warranties or agreements hereunder.
16. Termination
a. Lessor’ s Right to Terminate this Agreement. Lessor may terminate this agreement (without prejudice to any rights that it may have either under this agreement or otherwise) by giving the Lessee a written notice of termination. The termination is effective as of the date on which the Lessee receives the Lessor’s written notice (unless provided otherwise) of the Lessor’s termination. All amounts paid to the Lessor before the date of the termination are non-refundable. The Lessor may give notice of termination upon the occurrence of any of the following events:
i. If Lessee files a voluntary petition in bankruptcy, a receiver or trustee of any of Lessee’s property is appointed, or any order is made or resolution passed for the winding up of Lessee (other than for the purpose of bona fide reconstruction or amalgamation).
ii. If Lessee fails to make either of the Lease Payments set out in Paragraph 4 on its due date.
iii. If Lessee fails to exercise its Option to Purchase by:
(1) not giving notice in writing its intent to exercise its Option to Purchase within 7 calendar days of the twelfth-month anniversary of the signing of this agreement; or
(2) not making either of the Optioned Purchase Price payments set out in Paragraph 6 on its due date.
iv. If Lessee breaches any of its representations and warranties given in this agreement or defaults in the performance of any of its material obligations provided for in this agreement.
17. Bankruptcy of Lessor. If the Lessor files a voluntary petition in bankruptcy, or a receiver or trustee of any of Lessor’s property is appointed, neither the Lessor or the bankruptcy trustee will interfere with the rights of Lessee under this Agreement and Lessee may continue to use the Domain Names in accordance with the terms of this agreement.
18. General Provisions.
a. Time. Time is of the essence of this agreement and any amendment to it.
b. Publicity. The parties agree to jointly develop a press release to announce this Agreement.
c. Assignment. This agreement is binding upon and inures to the benefit of the parties and their respective successors and permitted assigns. Neither party may assign this Agreement without the written consent of the other.
d. Notices. All notices and statements must be in writing and, together with any payments, be delivered personally or by overnight courier service, return receipt requested, delivery prepaid to the intended party at the address given at the beginning of this agreement. Any notice is deemed to be received upon delivery, if personally delivered, or one day after depositing with an overnight courier service if so deposited.
e. Entire Understanding. This Agreement represents the entire understanding and agreement between the parties and supersedes all prior negotiations, representations and agreements made by and between them
f. Counterparts. This Agreement may be executed in two or more counterparts and delivered to the parties by fax. The counterparts together are deemed to be one original agreement.
g. Enforceability. The invalidity or enforceability of any particular provision of this agreement does not affect the other provisions, and the agreement must construed in all respects as if the invalid or unenforceable provisions were omitted.
h. Jurisdiction. This agreement is governed by the laws of British Columbia, and any litigation arising out of this agreement must be conducted in the courts of British Columbia.

Execution by the Parties
The duly authorized signatures of the parties below are evidence of the parties’ agreement as of the date set out on page 1.

PR Specialists, Inc., a Delaware corporation

By: /s/ Bryan Eggers

Bryan Eggers

Its: President, duly authorized

Communicate.com Inc., an Alberta corporation

By: /s/ J. Cameron Pan
J. Cameron Pan

Its: Director/Vice President of Finance, duly authorized